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                                 EXHIBIT 23.2

                         Consent of Price Waterhouse
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                                                                   Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS



  We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statements on Form S-8 (Nos. 33- 32543, 33-38029 and 33-60668) of City National Corporation of our report dated January 13, 1993 appearing as Exhibit 13.1 to this Annual Report on Form 10-K.


PRICE WATERHOUSE



Los Angeles, California
March 30, 1994